                                                                   EXHIBIT 10.31

                                                                  Execution Copy
                                                                  --------------

                      STOCK PLEDGE AND SECURITY AGREEMENT
                      -----------------------------------

     THIS STOCK PLEDGE AND SECURITY AGREEMENT (the "Stock Pledge Agreement"),
                                                    ----------------------
dated as of November 21, 1997, is executed by COAST RESORTS, INC., a Nevada corporation ("Shareholder"), in favor of FIRSTAR BANK OF MINNESOTA, N.A., as
              -----------
trustee ("Trustee") for the holders of those certain $16,800,000 10 7/8% First
          -------
Mortgage Notes due 2001 ("Noteholders"), as security for that certain Guarantee
                          -----------
(the "Guarantee") set forth in that certain Indenture dated as of November 21,
      ---------
1997 (the "Indenture") by and among Trustee, Coast Hotels and Casinos, Inc., a
           ---------
Nevada corporation (the "Borrower"), and Shareholder, as guarantor.
                         --------

                                    RECITALS
                                    --------

     A. Shareholder owns 100% of the outstanding stock of each of Borrower and Coast West, Inc., a Nevada corporation ("Coast West").
                                         ----------

     B. The Noteholders are willing to purchase $16,800,000 10 7/8% First Mortgage Notes due 2001 (the "Notes") for the purposes of, among other things,
                              -----
providing funds to the Borrower for working capital purposes.

     C. Shareholder will derive substantial benefit from the purchase of the Notes by the Noteholders.

     D. It is a condition precedent to purchasing the Notes that (i) Shareholder pledge 100% of its interest in Coast West to Trustee, and (ii) the Shareholder agrees to pledge, subject to receipt of required approvals of the Nevada Gaming Authorities, 100% of its interest in the Borrower for the benefit of the Noteholders, as security for the Guarantee.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Shareholder hereby agrees with Trustee as follows:

          1.   Definitions and Interpretation.  When used in this Stock Pledge
               ------------------------------
     Agreement, the following terms shall have the following respective meanings:

          "Borrower" means Coast Hotels and Casinos, Inc., a Nevada corporation.
           --------

          "Coast West" means Coast West, Inc., a Nevada corporation.
           ----------

          "Collateral" shall have the meaning given to that term in Section 2
           ----------
          hereof.

          "Obligations" shall mean and include all obligations, howsoever
           -----------
          arising, owed by Shareholder to the Noteholders of every kind and description, pursuant to the terms of the Guarantee and the Indenture (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Shareholder and payable by Shareholder hereunder and thereunder.

          "Stock" shall mean all shares, options, warrants, interests,
           -----
          participations or other equivalents (regardless of how designated) of or in Borrower and/or Coast West, as applicable, whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other equity ownership interest in Borrower and/or Coast West, as applicable, subject, however, to the last sentence of Section 2.

          "UCC" shall mean the Uniform Commercial Code as the same may, from
           ---
          time to time, be in effect in the State of Nevada.

          Unless otherwise defined herein, all other capitalized terms used herein and defined in the Indenture shall have the respective meanings given to those terms in the Indenture, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. To the extent the meanings given herein are inconsistent with those given in the UCC, the meanings given herein shall govern. Shareholder has previously received a copy of the Indenture.

          2.   Pledge.  Subject to Section 3 hereof, as security for the
               ------
     Obligations, Shareholder hereby pledges and assigns to Trustee, for the equal and ratable benefit of the Noteholders and grants to Trustee, for the equal and ratable benefit of the Noteholders, a security interest in all right, title and interests of Shareholder in and to the Stock, whether now owned or hereafter acquired (collectively, the "Shareholder's Stock"),
                                                     -------------------
     including without limitation the Shareholder's Stock described in Exhibit
                                                                       -------
     "A" hereto, and all proceeds thereof, including, without limitation,
     ---
     dividends and other property received and receivable by Shareholder in connection with the Shareholder's Stock other than dividends and other distributions made by Borrower and/or Coast West, as applicable, and expressly permitted by the Indenture, if any (the Shareholder's Stock and such proceeds to be referred to herein collectively as the "Collateral").
                                                                 ----------
     Notwithstanding the foregoing, the Collateral, Stock and Shareholder's Stock shall not include the Stock of Coast West from and at any time after the date on which the Stock

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     is released from the pledge and security interest hereunder pursuant to
     Section 10.3 of the Indenture (the "Release Provision").
                                         -----------------

          3.   Condition Precedent.  The pledge of the Stock of the Borrower
               -------------------
     provided for in Section 2 hereof shall be of no force and effect until such time as such pledge shall have been approved by the Nevada Gaming Authorities. The pledge of the Stock of the Borrower shall become effective immediately upon the approval of such pledge by the Nevada Gaming Authorities.

          4.   Representations and Warranties.  Shareholder represents and
               ------------------------------
     warrants to Trustee, for the benefit of the Noteholders, that: (a) the execution, delivery and performance by Shareholder of this Stock Pledge Agreement are within the power of Shareholder and have been duly authorized by all necessary actions on the part of Shareholder; (b) this Stock Pledge Agreement has been duly executed and delivered by Shareholder and constitutes a legal, valid and binding obligation of Shareholder, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity; (c) the execution, delivery and performance of this Stock Pledge Agreement do not (i) violate any requirement of law, regulation or statute, (ii) violate any provision of, or result in the breach or the acceleration of or entitle any Person to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under, any indenture, mortgage, lien, lease, agreement, license, instrument, guaranty, or other document to which Shareholder is a party or by which Shareholder or its property is bound, or (iii) result in the creation or imposition of any lien upon any property, material asset or revenue of Shareholder (except such liens as may be created in favor of Trustee, for the benefit of the Noteholders, pursuant to this Stock Pledge Agreement); (d) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance by the Shareholder of this Stock Pledge Agreement, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (e) Shareholder is the beneficial and, in the case of capital stock, record owner of the Collateral (or, in the case of after-acquired Collateral, at the time Shareholder acquires rights in the Collateral, will be the beneficial and, in the case of capital stock, record owner thereof) and no other Person has (or, in the case of after-acquired Collateral, at the time Shareholder acquires rights therein, will have) any right, title, claim or interest (by way of lien or otherwise) in, against or to the Collateral, other than "Permitted Liens" (as such term is defined in the Indenture); (f) all of the Collateral which are shares of capital stock are and such future Collateral will be validly issued, fully paid and nonassessable securities of Borrower and Coast West; (g) the Collateral includes all of the issued and outstanding shares of capital stock of Borrower and Coast West; (h) except for the Collateral, there are no outstanding options, warrants or other rights to subscribe for or purchase voting or non-voting capital stock of Borrower or Coast West, nor any notes, bonds, debentures or other evidences of indebtedness that (1) are at any time convertible into capital stock of Borrower or Coast West, or (2) have or at any time would have voting rights with respect to Borrower or Coast West; (i) upon transfer to Trustee of all Collateral consisting of securities, Trustee (on behalf of the Noteholders) will have a first priority perfected security interest in such Collateral, and (or in the case of all other after-acquired Collateral, at the time Shareholder acquires rights therein, will have) a first priority perfected security interest in all other Collateral, other than Permitted Liens; and
     (j) Shareholder's principal place of business is 4500 West Tropicana Avenue, Las Vegas, Nevada.

          5.   Covenants.  Shareholder hereby agrees: (a) to use its best
               ---------
     efforts to obtain all required approvals of the Nevada Gaming Authorities relating to the pledge of the Stock of the Borrower hereunder, and to cause such pledge to become effective pursuant to Section 3 hereof on or before May 31, 1998; (b) to provide written notice to the Trustee immediately upon the receipt of the approvals set forth in clause (a) above, and to furnish the Trustee with an opinion of counsel in form and substance satisfactory to the Trustee within 5 days following receipt of such approvals to the effect that the pledge of stock of the Borrower hereunder complies with the Gaming Control Act; (c) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the lien granted to Trustee hereunder and the first priority of such lien, subject only to Permitted Liens; (d) to promptly deliver to Trustee all originals of certificates and other documents, instruments and agreements evidencing the Collateral which are now held or hereafter received by Shareholder, together with such blank stock powers executed by Shareholder as Trustee may request or, if required under the 1996 Notes Indenture to be delivered to the 1996 Notes Trustee, or if in the possession of the 1996 Notes Trustee, to provide appropriate notice to the 1996 Notes Trustee or take any such other actions as are required to perfect the Trustee's security interest in the Collateral; (e) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other documents, instruments and agreements and take other actions deemed necessary, as Trustee may request, to perfect, maintain and protect its lien hereunder and the priority thereof; (f) to appear in and defend any action or proceeding which may affect its title to or Trustee's interest in the Collateral; (g) to keep the Collateral free of all liens except those created hereunder and the Permitted Liens; (h) not to vote to enable, or take any other action to permit, Borrower or Coast West to issue any Stock except as expressly permitted by the Indenture; (i) to pay, and to save Trustee and the Noteholders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Stock Pledge Agreement; and (j) not to, without the written consent of the Trustee pursuant to or otherwise expressly permitted by the Indenture, sell, dispose of or transfer (directly or indirectly) or covenant to sell, dispose of or transfer (directly or indirectly) the Collateral.

          6.   Dividends and Voting Rights Prior to Default.  Until an Event of
               --------------------------------------------
     Default (as defined in the Indenture) shall have occurred and be continuing and Trustee shall have given notice to Shareholder of Trustee's intent to exercise its rights pursuant to Subparagraph 7(b) below, Shareholder shall be permitted (a) to receive all dividends paid on Shareholder's Stock (other than dividends paid in additional Stock unless such additional Stock is pledged to Trustee, for the benefit of the Noteholders, pursuant to this Stock Pledge Agreement which are expressly permitted by the Indenture and
     (b) to exercise all voting and corporate rights with respect to the Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would be reasonably likely to impair the Collateral or be inconsistent with or result in any violation of any provision of the Indenture.

          7.   Default and Remedies.
               --------------------

               (a)   Event of Default.  The occurrence (whether as a result of
                     ----------------
          acts or omissions by Borrower, Coast West or any other Person) of an Event of Default under the Indenture (subject to such cure rights as may be expressly set forth in such Indenture), whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an "Event of
                                                                    --------
          Default" hereunder.
          -------

               (b)    Dividends and Voting Rights.  Upon the occurrence and
                      ---------------------------
          during the continuance of any Event of Default hereunder, Trustee may, upon notice to Shareholder and subject to the terms of the 1996 Notes Intercreditor Agreement and subject to any approval of the Nevada Gaming Authorities as may be required, (i) notify Borrower and Coast West to pay all dividends on Shareholder's Stock to Trustee, for the benefit of the Noteholders, receive and collect all such dividends and make application thereof to the obligations in such order as Trustee may determine, and (ii) register all of Shareholder's Stock in the name of Trustee or its nominee, for the benefit of the Noteholders, and Trustee or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to Shareholder's Stock at any meeting of shareholders of Borrower or Coast West or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to Shareholder's Stock as if it were the absolute owner thereof (including, without limitation, after Trustee has commenced to exercise remedies (or such remedies are deemed commenced) under the Indenture, the right to exchange at its discretion any and all of Shareholder's Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of Borrower or Coast West, or upon the exercise by Shareholder or Trustee of any right, privilege or option pertaining to Shareholder's Stock, and in connection therewith, the right to deposit and deliver any and all of Shareholder's Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Trustee shall have no duty to Shareholder to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. Promptly after the waiver or cure of the Event of Default giving rise to Trustee's election under this Paragraph 7(b), Trustee shall notify Shareholder, Borrower and Coast West of such waiver or cure and for so long as no subsequent continuing Event of Default exists, Shareholder shall have all rights as a shareholder it had prior to the occurrence of such Event of Default, the Shareholder's Stock shall again be registered in the name of Shareholder and Borrower and Coast West shall again make all payments and distributions with respect to Shareholder's Stock to Shareholder.

               (c)   Additional Remedies.  Subject to the terms of the
                     -------------------
          Indenture, upon the occurrence and during the continuance of an Event of Default, Trustee may exercise, in addition to all other rights and remedies granted in this Stock Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, any and all rights and remedies at law, including, without limitation, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Trustee may, subject to the terms of the 1996 Notes Intercreditor Agreement, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind to or upon Shareholder, Borrower, Coast West or any other Person (except notice of time and place of sale and any other notice required by law and any notice referred to below or in the Indenture) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Trustee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Trustee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Shareholder, which right or equity is hereby waived and released. Trustee shall apply any proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Trustee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to Trustee, to the payment in whole or in part of the Obligations, in such order as specified by the Indenture, and only after such application and after the payment by Trustee of any other amount required by any provision of law, need Trustee account for the surplus, if any, to Shareholder. To the extent permitted by applicable law, Shareholder waives all claims, damages and demands it may acquire against Trustee arising out of the exercise by it of any rights hereunder except as may arise solely from Trustee's gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 5 business days before such sale or other disposition. Shareholder further waives and agrees not to assert any rights or privileges which it may acquire under paragraphs (a) through (e) of Section 9112 of the UCC.

               (d)   No Consents Required.  The Trustee may take any action or
                     --------------------
          exercise any rights with respect to the Collateral pursuant to clauses
          (b) or (c) of this Section 7, and each of the Shareholder, the Borrower and Coast West agrees that it will comply with instructions originated by the Trustee with respect to the taking of such action or exercise of such rights without further consent by the Shareholder, the Borrower or Coast West.

          8.   Authorized Actions.  Shareholder acknowledges that the
               ------------------
     Obligations hereunder may be supplemented, augmented and otherwise increased as a result of changes in the underlying obligations of Borrower guaranteed pursuant to the Guarantee. In that regard, Shareholder authorizes Trustee, in its discretion, without notice to Shareholder, irrespective of any change in the financial condition of Borrower, Coast West or Shareholder since the date hereof, and without affecting or impairing in any way the liability of Shareholder hereunder, from time to time to (a) create new Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold additional security for the payment or performance of the Obligations and exchange, enforce, waive or release any such additional security; (c) apply such additional security and direct the order or manner of sale thereof; (d) purchase such additional security at public or private sale; (e) upon the occurrence and during the continuance of an Event of Default, make any payments and do any other acts Trustee shall deem necessary to protect the Noteholders' security interest in the Collateral, including, without limitation, pay, purchase, contest or compromise any encumbrance, charge or lien (other than a Permitted Lien) which in the judgment of Trustee appears to be prior to or superior to the security interest granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of the Collateral, and in exercising any such powers or authority, pay all expenses incurred in connection therewith, including reasonable attorneys' fees, and Shareholder hereby agrees it shall be bound by any such payment made or act taken by Trustee hereunder and shall reimburse Trustee for all reasonable payments made and expenses incurred, which amounts shall be secured under this Stock Pledge Agreement; provided, however, that Trustee shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts; (f) otherwise exercise any right or remedy it may have against Borrower, Coast West, Shareholder or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (g) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Obligations or underlying obligations of Borrower; and (h) assign the Obligations, the underlying Obligations of Borrower or this Stock Pledge Agreement in whole or in part (subject to the terms and conditions of the Indenture).

          9.   Waivers.  Shareholder waives (a) any right to require Trustee or
               -------
     the Noteholders to (i) proceed against Borrower or Coast West, (ii) proceed against or exhaust any security received from Borrower or Coast West or
     (iii) pursue any other remedy in Trustee's power whatsoever; (b) any defense resulting from the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Shareholder against Borrower or Coast West, or any security, whether resulting from an election by Trustee to foreclose upon security by nonjudicial sale, or otherwise; (c) any set off or counterclaim of Borrower or Coast West or any defense which results from any disability or other defense of Borrower or Coast West or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower or Coast West; (d) any right to exoneration of sureties which would otherwise be applicable; (e) except to the extent prohibited by NRS 40.495, any right of subrogation or reimbursement and any right of contribution, and right to enforce any remedy which Trustee now has or may hereafter have against Borrower or Coast West, and any benefit of, and any right to participate in, any security now or hereafter received by Trustee until the Obligations and the underlying obligations of Borrower have been paid in full; (f) all presentments, demands for performance, notices of nonperformance, protests, notice of dishonor, and notices of acceptance of the Stock Pledge Agreement and of the existence, creation or incurrence of new or additional Obligations; (g) the benefit of any statute of limitations (to the extent permitted by law) and (h) any right to be informed by Trustee of the financial condition of Borrower or Coast West or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations or the underlying obligations of Borrower. Shareholder has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower and Coast West and of other circumstances affecting such nonpayment and nonperformance risks.

          10.   Limitation on Duties Regarding Collateral.  Trustee's sole duty
                -----------------------------------------
     with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Trustee deals with similar securities and property for its own account and as would be dealt by a prudent person in the reasonable administration of its affairs. Neither Trustee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Shareholder or otherwise.

          11.   Nevada Gaming Law.  This agreement will be governed by the
                -----------------
     Gaming Control Act. Without limiting the generality of the foregoing, the parties agree that:

               (a) Notwithstanding approval by the Nevada Gaming Authorities pursuant to paragraph 5, other approvals of the Gaming Authorities may, and in some cases will, be required before certain transactions relating to this Agreement may occur, including but not limited to the following:

                    (i) any re-registration or action similar to re-registration of the Stock (or any distribution in respect of, in addition to, in substitution of, or in exchange for, the Stock or any part thereof);

                    (ii) any foreclosure, sale, transfer or other disposition of the Stock; and

                    (iii) pursuant to Regulation 8.050 of the Nevada Gaming Commission, the payment or receipt of any money or other thing of value constituting any part of the consideration for the transfer or acquisition of the Stock, except that such consideration may be placed in escrow pending the necessary approvals; and

               (b) In the event that the Trustee takes possession of the Stock of Borrower or Coast West, the Trustee shall retain all evidence of ownership in the Stock of Borrower and if required, Coast West, or any distribution of additional securities in respect of, in addition to, in substitution of, or in exchange for, such Stock of Borrower and, if required, Coast West, or any part thereof, in the State of Nevada through its agent, Bank of America Nevada, N.A., or such substitute agent as it may select in its reasonable discretion that is located in and authorized to do business in the State of Nevada.

          12.   Termination.  This Stock Pledge Agreement shall terminate upon
                -----------
     the satisfaction of all Obligations and underlying obligations of Borrower, and Trustee shall promptly thereafter deliver the Stock certificates held by it hereunder to Shareholder and, at Shareholder's expense, execute and deliver to Shareholder such documents as Shareholder shall reasonably request to evidence such termination. Upon any release of the Stock of Coast West from the pledge and security interest hereunder pursuant to the Release Provision, the Trustee shall promptly deliver to Shareholder all certificates representing such Stock and, at Shareholder's expense, execute and deliver to Shareholder such documents as Shareholder shall reasonably request to evidence such release.

          13.   Power of Attorney.  Shareholder hereby appoints and constitutes
                -----------------
     Trustee as Shareholder's attorney-in-fact for purposes of, at any time while an Event of Default exists, (a) collecting any Collateral, (b) conveying any item of Collateral to any purchaser thereof, and (c) making any payments or taking any acts under Section 6 hereof. Trustee's authority hereunder shall include, without limitation, upon the occurrence and during the continuance of an Event of Default, the authority to endorse and negotiate, for Trustee's own account, any checks or instruments in the name of Trustee, to execute or receipt for any document, to transfer title to any item of Collateral, and to take any other actions necessary or incident to the powers granted to Trustee in this Stock Pledge Agreement. This power of attorney is coupled with an interest and is irrevocable by Shareholder.

          14.   Miscellaneous.
                -------------

               (a)   Notices.  Except as otherwise provided herein, all notices,
                     -------
          requests, demands of other communications to or upon the parties hereto shall be addressed to the parties at the respective addresses indicated below or at such other address as either party hereto may designate by written notice to the other party, and shall be deemed to have been given (i) in the case of notice by letter, three (3) days after deposited in the mails registered and return receipt requested, or (ii) in the case of notice given by telecommunication, when sent:

          Trustee:      Firstar Bank of Minnesota, N.A.
          -------
                        101 East 5th Street
                        St. Paul, Minnesota  55101
                        Attn:  Frank Leslie, III
                        FAX:  612-229-6415

                        With a copy to:

                        National Trust and Savings Association
                        300 South Fourth Street
                        Las Vegas, Nevada  89101
                        Attn: Alan Gordon

          Shareholder:  Coast Resorts, Inc.
          -----------
                        4500 West Tropicana Avenue
                        Las Vegas, Nevada  89103
                        Attn:  Michael Gaughan
                        Ph:  (702) 365-7111
                        Fax: (702) 365-7566

                        With a copy to:

                        Barry Lieberman, Esq.
                        General Counsel
                        Coast Resorts, Inc.
                        4500 West Tropicana Avenue
                        Las Vegas, Nevada  89103
                        Ph:  (702) 365-7111
                        Fax:  (702) 365-7566

          Borrower:     Coast Hotels and Casinos, Inc.
          --------
                        4500 West Tropicana Avenue
                        Las Vegas, Nevada 89103
                        Attn:  Michael Gaughan
                        Ph:  (702) 367-7111
                        Fax: (702) 367-6312

                        With a copy to:

                        Barry Lieberman, Esq.
                        General Counsel
                        Coast Hotels and Casinos, Inc.
                        4500 West Tropicana Avenue
                        Las Vegas, Nevada  89103
                        Ph:  (702) 365-7111
                        Fax:  (702) 365-7566

          Coast West:   Coast West, Inc.
          ----------
                        4500 West Tropicana Avenue
                        Las Vegas, Nevada  89103
                        Attn:  Michael Gaughan
                        Ph:  (702) 367-7111
                        FAX: (702) 367-7566

                        With a copy to:

                        Barry Lieberman, Esq.
                        General Counsel
                        Coast Resorts, Inc.
                        4500 West Tropicana Avenue
                        Las Vegas, Nevada  89103
                        Ph:  (702) 365-7111
                        Fax:  (702) 365-7566

               (b)   Nonwaiver.  No failure or delay on Trustee's part in
                     ---------
          exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

               (c)   Amendments and Waivers.  This Stock Pledge Agreement may
                     ----------------------
          not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the party or parties against which enforcement thereof is sought. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

               (d)    Assignment.  This Stock Pledge Agreement shall be binding
                       ---------
          upon inure to the benefit of Trustee, the Noteholders and Shareholder and their respective successors and assigns; provided, however, that Shareholder may not assign its rights or delegate its duties hereunder without the prior written consent of Trustee. Trustee may assign or otherwise transfer all or any part of its interest under this Stock Pledge Agreement, upon notice to Shareholder. Trustee may disclose this Stock Pledge Agreement and any financial or other information relating to Shareholder to any potential assignee or participant.

               (e)   Cumulative Rights, etc.  The rights, powers and remedies of
                     ----------------------
          Trustee under this Stock Pledge Agreement shall be in addition to all rights, powers and remedies given to Trustee by virtue of the Indenture, any applicable governmental rule or regulation or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Trustee's lien in the Collateral. Shareholder waives any right to require Trustee to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Trustee's power.

               (f)   Governing Law.  This Stock Pledge Agreement shall be
                     -------------
          governed by and construed in accordance with the laws of the State of New York, except (i) as the Nevada Gaming Control Act may apply, (ii) as required by mandatory provisions of Nevada law and (iii) to the extent that the validity or perfection of the lien and security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of the State of Nevada.

               (g)   Intercreditor Agreement.  Notwithstanding anything herein
                     -----------------------
          to the contrary, all rights and remedies of the Trustee under this Agreement are expressly subject to the terms and conditions of the 1996 Notes Intercreditor Agreement.

          IN WITNESS WHEREOF, Shareholder has caused this Stock Pledge and Security Agreement to be executed in favor of Trustee as of the day and year first above written.

                              SHAREHOLDER:

                              COAST RESORTS, INC., a Nevada corporation



                              By:   /s/  Harlan D. Braaten
                                 -------------------------
                              Name:  Harlan D. Braaten
                              Title:   President & COO

                               ACKNOWLEDGMENT AND
                       CONSENT OF BORROWER AND COAST WEST
                       ----------------------------------

     Each of Coast Hotels and Casinos, Inc., a Nevada corporation ("Borrower"), and Coast West, Inc. ("Coast West") hereby acknowledges receipt of a copy of the above Stock Pledge and Security Agreement, agrees to be bound by and comply with the terms thereof, including, without limitation, Section 6 thereof and agrees to perform all covenants and obligations therein which, by their express or implied terms are to be performed by Borrower and/or Coast West.

                              COAST HOTELS AND CASINOS,  INC.,
                              a Nevada corporation



                              By:   /s/  Harlan D. Braaten
                                 -------------------------
                              Name:  Harlan D. Braaten
                              Title: President & COO


                              COAST WEST, INC.,
                              a Nevada corporation


                              By:   /s/  Harlan D. Braaten
                                 -------------------------
                              Name:  Harlan D. Braaten
                              Title: President & COO

                                  EXHIBIT "A"
                                  -----------

                       DESCRIPTION OF SHAREHOLDER'S STOCK
                       ----------------------------------

                                                                         Percentage of
                                            Stock                         Outstanding
      Issuer          Class of Stock   Certificate No.   No. of Shares       Shares
-------------------   --------------   ---------------   -------------   --------------

Coast Hotels and      Common           No. 1                 1,000             100%
Casinos, Inc.

Coast West, Inc.      Common           No. 1                    10               1%

Coast West, Inc.      Common           No. 2                 1,000              99%
